UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 4, 2021 (March 3, 2021 )

Bank First Corporation

(Exact name of registrant as specified in its charter)

Wisconsin	001-38676	39-1435359
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

402 North 8th Street, Manitowoc, WI	54220
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(920) 652-3100

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BFC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for company with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 3, 2021, the Compensation and Retirement Committee of Bank First Corporation (the “Company”) granted stock awards to its named executive officers pursuant to the Bank First Corporation 2020 Equity Plan (the “Equity Plan”). Specifically, Mr. Michael B. Molepske, CEO and President of the Company, was awarded 4,677 shares of restricted stock; Michael P. Dempsey, President of Bank First, was awarded 2,208 shares of restricted stock; and Kevin M. LeMahieu, Chief Financial Officer, was awarded 1,713 shares of restricted stock. The restricted stock vests at one-third per year for three years on the anniversary of the date of grant but are forfeited if the named executive officer is involuntarily terminated or voluntarily terminates his employment prior to the satisfaction of vesting conditions. A copy of the form of Restricted Stock Award Agreement for named executive officers is attached hereto as Exhibit 99.1.

In addition, on March 3, 2021, the Board of Directors of the Company granted 634 shares of restricted stock to each of the non-employee directors of the Company who served on the Board for the full year in 2020, pursuant to the Equity Plan. The restricted stock vests at 100% on the first anniversary of the date of grant, provided the director does not leave the Board for cause. A copy of the form of Restricted Stock Award Agreement for non-employee directors is attached hereto as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit Number	Description of Exhibit

99.1	Form of Restricted Stock Award Agreement for Named Executive Officers

99.2	Form of Restricted Stock Award Agreement for Non-Employee Directors

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK FIRST CORPORATION

Date: March 4, 2021	By:	/s/ Kevin M. LeMahieu
Kevin M. LeMahieu
Chief Financial Officer